UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2006

CHASE BANK USA, NATIONAL ASSOCIATION

(formerly known as Chase Manhattan Bank USA, National Association)

(Depositor, Originator, Administrator and Servicer of the Issuing Entities described herein)

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

CHASE ISSUANCE TRUST

(Formerly BANK ONE ISSUANCE TRUST)

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-118423	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

201 North Walnut Street, Wilmington, Delaware 19801

(Commission File Number 333-67076)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On February 1, 2006, Chase Bank USA, National Association (the “Bank”), Chase Issuance Trust, a Delaware statutory business trust (the “Issuing Entity”) and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee and Collateral Agent, entered into the Second Amendment to the Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2004, as amended by the First Amendment thereto, dated as of May 10, 2005 (the “Transfer and Servicing Agreement”). The Second Amendment to the Transfer and Servicing Agreement is being filed as Exhibit 10.1 to this current report on Form 8-K.

On February 1, 2006, the Issuing Entity and Wells Fargo, as Indenture Trustee, entered into the Amendment to the Amended and Restated Indenture, dated as of October 15, 2004 (the “Indenture”). The Amendment to the Indenture is being filed as Exhibit 10.2 to this current report on Form 8-K.

On February 1, 2006, the Bank and The Bank of New York (Delaware), as Trustee, entered into the Amendment to the Amended and Restated Pooling and Servicing Agreement of First USA Credit Card Master Trust, dated as of March 28, 2002 (the “First USA Pooling and Servicing Agreement”). The Amendment to the First USA Pooling and Servicing Agreement is being filed as Exhibit 10.3 to this current report on Form 8-K.

On February 1, 2006, the Bank and The Bank of New York, as Trustee, entered into the Fifth Amendment to the Third Amended and Restated Pooling and Servicing Agreement of Chase Credit Card Master Trust, dated as of November 15, 1999, as amended by the First Amendment thereto, dated as of March 31, 2001, the Second Amendment thereto, dated as of March 1, 2002, the Third Amendment thereto, dated July 15, 2004, and the Fourth Amendment thereto, dated as of October 15, 2004 (the “Chase Pooling and Servicing Agreement”). The Fifth Amendment to the Chase Pooling and Servicing Agreement is being filed as Exhibit 10.4 to this current report on Form 8-K.

On February 1, 2006, the Issuing Entity and Wells Fargo, as Indenture Trustee and Collateral Agent, entered into the Second Amendment to the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment thereto, dated as of May 10, 2005 (the “Asset Pool One Supplement”). The Second Amendment to the Asset Pool One Supplement is being filed as Exhibit 10.5 to this current report on Form 8-K.

The Transfer and Servicing Agreement, the Indenture, the First USA Pooling and Servicing Agreement, the Chase Pooling and Servicing Agreement, and the Asset Pool One Supplement and the respective amendments thereto are among the material agreements that govern the conditions to issuance by the Issuing Entity of a series of notes called the CHASEseries.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	Second Amendment to the Amended and Restated Transfer and Servicing Agreement, dated as of February 1, 2006, by and among Chase Bank USA, National Association, Chase Issuance Trust and Wells Fargo Bank, National Association.

(10.2)	Amendment to the Amended and Restated Indenture, dated as of February 1, 2006, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

(10.3)	Amendment to the Amended and Restated Pooling and Servicing Agreement of First USA Credit Card Master Trust, dated as of February 1, 2006, by and between Chase Bank USA, National Association and The Bank of New York (Delaware).

(10.4)	Fifth Amendment to the Third Amended and Restated Pooling and Servicing Agreement of Chase Credit Card Master Trust, dated as of February 1, 2006, by and between Chase Bank USA, National Association and The Bank of New York.

(10.5)	Second Amendment to the Amended and Restated Asset Pool One Supplement, dated as of February 1, 2006, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
(formerly known as Chase Manhattan Bank USA, National Association)
as Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: February 2, 2006